EXHIBIT 10.9

                          MARRIOTT INTERNATIONAL, INC.
                         GUARANTY OF TENANT OBLIGATIONS



         THIS GUARANTY ("Guaranty") is made as of the 8th day of October, 1993, by, Marriott International, Inc., a Delaware corporation ("Guarantor") in favor of HMC Retirement Properties, Inc., a Delaware corporation ("Landlord").

         FOR VALUE RECEIVED, and as an inducement to Landlord to enter into the Facilities Lease Agreement of even date herewith between Landlord and Marriott Senior Living Services, Inc. ("Tenant"), a wholly owned subsidiary of Guarantor, for Premises known as The Marriott Brighton Gardens Facility at Scottsdale, Maricopa County, Arizona (the "Lease"), which Lease will be to the direct interest and benefit of Guarantor, and in consideration of the mutual covenants set forth herein and in the Lease, Guarantor agrees as follows:

         1. Guarantor does hereby unconditionally guaranty to Landlord, its successors, successors-in-title and assigns, without demand, the full and punctual payment of all Rentals and the due performance of all the other terms, covenants and conditions contained in the Lease on the part of Tenant to be paid and/or performed thereunder as and when such payment and performance shall become due, and, if payment and performance under the Lease is not made or performed when due thereunder, Guarantor hereby covenants and agrees to pay to Landlord in each and every instance such sum or sums of money as Tenant is and shall become Liable for and/or obligated to pay under the Lease and/or fully to satisfy and perform such other terms, covenants and conditions of the Lease on the part of Tenant to be performed thereunder and to pay also any and all damages, expenses and reasonable attorneys fees (hereafter collectively called "Damages") that may be suffered or incurred by Landlord in consequence of the nonpayment of Rental or the nonperformance of any such other terms, covenants and conditions of the Lease; such payments of Rental to be made quarterly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, such performance of said other terms, covenants and conditions to be made when due under the Lease and such Damages to be paid when incurred by Landlord except as otherwise provided under Sections
20.02 and 22.01 of the Lease; and the maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease, or to secure the performance of any of the other terms, covenants and conditions of the Lease or to recover Damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease.

        2. Subject to the provisions of Paragraph 22 of this Guaranty, Guarantor does hereby consent that, without affecting its liability under this Guaranty and without Notice to Guarantor, time may be given by Landlord to Tenant for payment of Rental and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and/or remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and Guarantor or against Guarantor alone without proceeding against Tenant.

         3. Subject to the provisions of Paragraph 22 of this Guarantee, Guarantor hereby consents and agrees that Landlord may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, and without affecting Guarantor's liability hereunder, modify or restate the terms of the Lease; extend or renew the Lease for any period; grant releases, compromises and indulgences with respect to the Lease to any persons, firms or corporations now or hereafter liable thereunder or hereunder; release any, other guarantor of the Lease; consent to any transfer or assign Tenant's interest in the Law; take and hold additional security for performance of all obligations under the Lease and exchange, save or release such security, accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of or affecting Tenant or any other guarantor or pledgor or the property of any of them, or take or fail to take any action of any type whatsoever. Subject to the provisions of Paragraph 22 of this Guaranty, no such action which Landlord shall take or fail to take in connection with the Lease, nor any course of dealing with Tenant or any other person, firm or corporation, shall release Guarantor's obligations hereunder or affect this Guaranty in any way and the provisions of this Guaranty, shall extend and be applicable to all amendments, extensions, modifications, and restatements of the Lease, and any and all references herein to the Lease shall be deemed to include any such amendments, extensions, consolidations, modifications or restatements thereof.

         4. Guarantor does hereby further unconditionally and irrevocably, knowingly and voluntarily, agree that in respect of any payments made by Guarantor hereunder, Guarantor shall not exercise any rights of subrogation, reimbursement, contribution or indemnity, whether now, or hereafter existing and whether arising under contract, under law or equity or otherwise and any rights to participate in any security given to Landlord on behalf of Tenant for the Lease, or have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

         5. As a further inducement to Landlord to make the Lease and in consideration therefor, Landlord and Guarantor hereby agree that in any action, proceeding or counterclaim brought by either Landlord or Guarantor against the other on any matters whatsoever arising out of or in any way connected with the Lease or this Guaranty, Landlord and Guarantor shall and do hereby waive trial by jury.

         6. This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any, remedies against Tenant or any other person, firm or corporation, nor against securities or liens available to Landlord, its successors, successors-in-title, endorsees or assigns. Guarantor knowingly and voluntarily waives any right to require that an action be brought against Tenant or any other person, firm or corporation or to require that resort be had to any security deposit or to any commitment, deposit or credit on the books of Landlord in favor of Tenant or any other person, firm or corporation. Guarantor knowingly and voluntarily waives any right to benefit of, participate in, direct the application of, or the right to require Landlord to proceed against or to pursue any other remedy in Landlord's power in regard to any other security held by Landlord. Subject to the provisions of Paragraph 22 of this Guaranty, in the event of an Event of Default (as defined in the Lease) under the Lease,
                                       -2-

Landlord  shall  have the right to  enforce  its  rights,  powers  and  remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the transactions contemplated by the Lease in any order, and all rights, powers and remedies available to Landlord in such event shall be nonexclusive and cumulative of other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Landlord upon the occurrence of an Event of Default under the Lease (and the lapse of any applicable cure periods set forth therein, if any), at its sole discretion, and without notice to Guarantor other than as provided in the Lease, to exercise any, right or remedy which Landlord may have under the Lease or this Guarantee. If the obligations guaranteed hereby are partially paid or partially performed by reason of the election of Landlord, its successors, endorsees or assigns, to pursue any of the remedies available to Landlord, or if such obligations are otherwise partially paid or partially performed, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire unpaid or unperformed balance of the obligations guaranteed hereby even though any rights which Guarantor may have against Tenant may be destroyed or diminished by the exercise of any such remedy.

         7. Subject to the provisions of Paragraph 22 of this Guaranty, Guarantor hereby knowingly and voluntarily waives and agrees not to assert or take advantage of: (a) the benefit of or right to assert any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof to the extent permitted by law (and any part performance by Tenant or other circumstance which operates to toll any statute of limitations as to Tenant shall also operate to toll the statute of limitations as to Guarantor);
(b) any defense that may arise by reason of the incapacity, lack of authority, cessation of liability of Tenant for any cause, death or disability of Tenant or any other person, firm or corporation, or the failure of Landlord to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Tenant or any other person, firm or corporation; (c) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation rights of Guarantor or the night of Guarantor to proceed against Tenant for reimbursement, or both, resulting from the exercise or election of any remedy by Landlord; (d) any defense based upon failure of Landlord to commence an action against Tenant; (e) acceptance or notice of acceptance of this Guaranty by Landlord; (f) notice of presentment and demand for payment of any indebtedness or performance of any obligations hereby guaranteed; (g) protest and notice of dishonor or of default to Guarantor or to any other party with respect to any indebtedness or performance of obligations hereby guaranteed; (h) any defense based on lack of due diligence by Landlord in collection, protection or realization upon any collateral securing any indebtedness or performance of obligations evidenced by the Lease; (i) the benefits or defenses, if Guarantor is entitled to any benefits or defenses, of any or all anti-deficiency statutes or single-action legislation in effect in the state where the Premises are located; (j) the rights, benefits and defenses arising out of any statute resulting from alteration, impairment or suspension in any respect or by any means of any of Tenant's obligations under the Lease or any of Landlord's rights or remedies under the Lease without Landlord's prior consent; and (k) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled except for a defense that Guarantor was deprived of any of its material rights under Sections 20.02 and 22.01 of the Lease or that the obligations guaranteed hereunder have been satisfied in full as a result of the full performance (as distinguished from a waiver thereof or other defense) by Tenant or a defense based on a written and unconditional agreement signed by all persons entitled to the benefits of this Guaranty whereby Guarantor has explicitly been fully and unconditionally released hereunder.

         8. Guarantor hereby covenants and agrees with Landlord as follows:

         (a) By the execution and delivery of this Guaranty, Guarantor hereby irrevocably submits, to the extent permitted by applicable law, to the jurisdiction of any Maryland State or Federal court sitting in Maryland in any action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims against it with respect to such action or proceeding against Guarantor may he heard and determined in such courts. To the extent permitted by applicable law, no other court, except those described in the preceding sentence, will have any jurisdiction in any action or proceeding against Guarantor arising out of or relating to this Guaranty. Service of any summons and complaint and any other process which may be served in any such action or proceeding in the courts referred to in the first sentence of this subparagraph 8(a) may be made by delivering by hand or certified or overnight mail a copy of such process to Guarantor. To the extent permitted by applicable law, Guarantor agrees that a final judgment obtained in any such court described in the first sentence of this subparagraph 8(a) in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Subject to the exclusive jurisdiction provided in subparagraph 9(a) above, nothing in this Guaranty shall affect the right of Landlord to serve legal process in any other manner permitted by law.

         (c) To the extent that Guarantor has or hereafter may acquire any immunity from Jurisdiction of any such court referred to in the first sentence of subparagraph 9(a) above or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, to the extent permitted by applicable law, Guarantor hereby irrevocably waives such immunity with respect to its obligations under this Guaranty.

         (d) Guarantor hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective courts referred to in the first sentence of subparagraph 9(a) above.

         9. All capitalized terms contained in this Guaranty has not defined herein shall have the respective meanings ascribed to such terms in the Lease.

         10. If so provided in the Lease, Guarantor agrees that bankruptcy, insolvency and other actions by, against or on behalf of Guarantor, as set forth therein, may be declared by Landlord to be Events of Default under the Lease.

         11. The obligations of Guarantor hereunder are independent of the obligations of Tenant. Guarantor expressly and specifically agrees that a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against Tenant and whether or not Tenant is joined in any action against Guarantor.

         12. Guarantor hereby authorizes Landlord, without notice to Guarantor, to apply all payments and credits received from or funds released by Tenant or Guarantor or realized from any security in such manner and in such priority as Landlord in its sole judgment shall see fit.

         13. It is not necessary for Landlord to inquire into the powers of Tenant or of the officers, partners, joint venturers or agents, if any, acting or purporting to act on Tenant's behalf.

         14. If at any time, any prospective Mortgagee or other creditor of Landlord or any affiliate of Landlord requests any change or modification to this Guaranty as a condition of granting a Mortgage or extending other credit to Landlord or such Affiliate, Guarantor shall consent to such change or modification, provided that (i) Landlord or Landlord's Affiliate bears the cost of preparing all documentation required to effect such change or modification; and (ii) such change or modification does not materially and adversely increase Guarantor's obligations under this Guaranty.

         15. Guarantor agrees to pay all attorneys' and paralegal fees and costs, court costs and disbursements and other costs and expenses which may be incurred by Landlord in the enforcement of this Guaranty, including, without limitation, those incurred in connection with any case, action, proceeding, claim or otherwise under Chapters 7, 11 or 13 of the Bankruptcy Code or any successor statute or statutes thereto whether the same be commenced or filed by Tenant, Guarantor or any other person or entity.

         16. Guarantor acknowledges that this Guaranty shall be governed and construed in accordance with the laws of the State of Maryland.

         17. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any, part of such payment or performance is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or any other Federal or state laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations required by the Lease.

         18. This  Guaranty  may not be changed  orally,  and no  obligation  of
Guarantor may be released or waived by Landlord or any officer or agent of, except by a writing signed by a duly authorized officer of Landlord. This Guaranty shall be irrevocable by Guarantor until all obligations and undertakings of Tenant under, by reason of, or pursuant to the Lease have been completely performed.

         19. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph 20 shall control every other provision of this Guaranty.

         20. (a) Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be made in writing and shall be delivered as described below, sent via: prepaid courier, telecopier, or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed to the addresses (and individuals) set forth below:

        As to Landlord:             HMC Retirement Properties, Inc.
                                    c/o Host Marriott Corporation
                                    Treasury Department
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attention: Robert E. Parsons, Jr.
                                    Fax number: (301) 380-5067

        As to Guarantor:            Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attention:       Law Department
                                                     General Counsel
                                    Fax number: (301) 380-6727


or to such other person or entity or persons and such other place or places as said party may desire written notices to be delivered or sent in accordance herewith.

                  (b) A notice shall be deemed to have been duly received (and the time period in which a response thereto is required shall commence), (i) if sent via prepaid courier, upon delivery thereof, (ii) if sent via certified mail, on the date set forth on the return receipt or (iii) if sent via telecopier, upon telephone confirmation to the numbers provided above.

                  (c) The inability to deliver any notice, demand or request because the individual to whom it is properly addressed in accordance with paragraph 21 (a) refuses delivery thereof or because of changed address of which no notice was sent shall be deemed to be receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept.

         21. Guarantor specifically agrees that Landlord may assign this Guaranty to any successor landlord and to any mortgagee or any other party with an interest in Landlord's estate in the Premises or in this Lease party as security as further security therefor, and any assignment hereof or transfer or assignment of the Lease by Landlord shall vest in any such assignee all rights and powers conferred upon and granted herein to Landlord; provided, however, that nothing contained in any such assignment shall be deemed to limit any claim that Landlord may have against Guarantor by reason of Guarantor's failure to perform its obligations hereunder, or limit the right of Landlord to perform its obligations hereunder or limit Landlord to institute suit with respect to such failure to perform, notwithstanding that Landlords rights under the Lease may have been assigned to a new landlord.

         22. As an inducement to Guarantor to make this Guaranty, Landlord has agreed to certain provisions of the Lease, including, among others, the provisions set forth in Sections 22.01 and 20.02 A, B and C, which provisions provide certain rights and privileges to Guarantor. Nothing in this Guaranty is intended to, or shall be so construed as to, modify, lessen, cancel or waive any such Guarantor rights under the Lease. The enforcement of this Guaranty and Guarantor's obligations hereunder (is) are specifically contingent upon Landlord's full compliance with the provisions of the Lease which provide any such material rights and privileges to Guarantor. Notwithstanding any other provision of this Guaranty to the contrary, Landlord agrees that it will not consent to or make any modification or amendment to the Lease, or waive any condition upon or requirements of Tenant thereunder that would constitute to any material extent a modification, amendment, cancellation or waiver of any specific right afforded to Guarantor under the Lease including any right to any notice and the right to take any specific action, without the consent of Guarantor, and any such action by Landlord without Guarantor's consent when required by this provision shall not be binding upon Guarantor and shall not have any force and effect with respect to Guarantor's obligations under this Guaranty.

         23. Without limiting Guarantor's obligations elsewhere under this Guaranty, if Tenant, or Tenant's trustee, receiver or other officer with similar powers with respect to Tenant, rejects, disaffirm or otherwise terminates the Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or any other law affecting creditors' rights generally, Guarantor shall automatically be deemed to have assumed, from and after the date such rejection, disaffirmance or other termination of the Lease is deemed effective, all obligations and liabilities of Tenant under the Lease to the same extent as if Guarantor had been originally named instead of Tenant as a party to the Lease and the Lease had never been so rejected, disaffirmed or otherwise terminated. Guarantor, upon such assumption, shall be obligated to perform and observe all of the Lease covenants whether theretofore accrued or thereafter accruing and Guarantor shall be subject to any rights or remedies of Landlord which may have theretofore accrued or which may thereafter accrue against Tenant on account of any default under the Lease, notwithstanding that such defaults existed prior to the date Guarantor was deemed to have automatically assumed the Lease or that such rights or remedies are unenforceable against Tenant by reason of such rejection, disaffirmance or other termination. Guarantor shall confirm such assumption in writing at the request of Landlord upon or after such rejection, disaffirmance or other termination, but the failure to do so shall not affect such assumption. Guarantor, upon the assumption of the Lease, shall have all of the rights of Tenant under the Lease (to the extent permitted by law). Neither Guarantor's obligation to make payment in accordance with this

Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner by any impairment, modification, change, release, limitation or stay of the liability of Tenant or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or other statute or from the decision of any court interpreting any of the same, and Guarantor shall be obligated under this Guaranty as if no such impairment, stay, modification, change, release or limitation had occurred.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above written.

                                       MARRIOTT INTERNATIONAL, INC.,
                                       a Delaware corporation



                                       By: /s/
                                       Name:
                                       Title:


                                       Attest: /s/
                                       Its:  Assistant Secretary

                                       (corporate seal)
ACCEPTED:
LANDLORD:
HMC RETIREMENT PROPERTIES, INC.
a Delaware corporation


By /s/
Name:
Title:   Vice President


Attest: /s/
Its: Assistant Secretary

(corporate seal)

                            SCHEDULE TO EXHIBIT 10.9

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, the following Guarantees of Tenant Obligations and Guaranty of Subtenant Obligations, which are substantially identical in all material respects to the Guaranty of Tenant Obligations filed herewith, are omitted. The following list sets forth the material differences in the premises and landlord.



       Leased Premises                                                                  Landlord
Sun City, Maricopa County, AZ                                                 HMC Retirement Properties, Inc.

Villa Valencia, Orange County, CA                                             HMC Retirement Properties, Inc.

Deerfield Beach/Horizon  Club, Broward County, FL                             HMH Properties, Inc.

Palms Harbor, Pinellas County, FL                                             HMC Retirement Properties, Inc.

Calusa Harbour, Lee County, FL                                                HMC Retirement Properties, Inc.

Bedford Court, Montgomery, MD                                                 HMC Retirement Properties, Inc.

Bellaire/Houston, Harris County, TX                                           HMC Retirement Properties, Inc.

The Jefferson, Arlington County, VA                                           HMC Retirement Properties, Inc.

Virginia Beach, City of Virginia Beach, VA                                    HMC Retirement Properties, Inc.

Church Creek, Cook County, IL                                                 HMC Retirement Properties, Inc.

Port St. Lucie, St. Lucie County, FL                                          HMC Retirement Properties, Inc.

Boca Pointe, Palm Beach County, FL                                            HMH Properties, Inc.

The Colonnades, Albemarle County, VA                                          HMC Retirement Properties, Inc.